UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Primis Financial Corp.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900

McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 19, 2024, Primis Financial Corp. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 24,722,734 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 21,691,219 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s stockholders are described below:

Proposal One – Elect Directors: To elect three Class III directors to serve on the Company’s Board of Directors (the “Board”) until the Company’s 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. The vote for each director is as set forth below.

Nominee	Votes For	Votes Against	Broker Non-Votes
Robert Y. Clagett	17,017,103	1,760,813	2,913,303
Deborah B. Diaz	15,107,340	3,670,576	2,913,303
Charles A. Kabbash	14,015,015	4,762,901	2,913,303

The three nominees were each elected to the Board by a plurality of the votes of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, as required by the Company’s bylaws.

Proposal Two – Ratification of Auditors: To ratify the appointment of Crowe, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
21,585,374	84,405	21,440

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

Proposal Three – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Broker Non-Votes	Abstentions
17,630,301	1,088,635	2,913,303	58,980

The vote required to approve this proposal was the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
December 20, 2024		Matthew A. Switzer
Chief Financial Officer